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                                                                    Exhibit 32.1

                Certification pursuant to 18 U.S.C., Section 1350
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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         In connection with the Quarterly Report on Form 10-Q, filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of UNIFAB International, Inc. (the "Company") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William A. Hines, the Principle Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1)    the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934, as amended; and

   2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ William A. Hines
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Name: William A. Hines
Title: Chairman of the Board and Principal
         Executive Officer
Date: August 11, 2003



A signed original of this written statement required by Section 906 has been provided to UNIFAB International, Inc. and will be retained by UNIFAB International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.